Supplement dated September 17, 2025
to the Prospectus dated May 1, 2025
for the LiveWell Dynamic Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C

This Supplement describes an additional Portfolio Company that is being made available as an investment option under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective September 30, 2025, the following Portfolio Company will be available as an investment option under the Contract:

Type	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1-Year Return	5-Year Return	10-Year Return
Corporate Bond – General	Fidelity® VIP Investment Grade Bond Svc 2 Fidelity Management & Research Company LLC	0.63%	1.50%	0.20%	1.68%

Additional information is available in the prospectus for the Portfolio Company, which can be amended from time to time and can be found online at www.srslivewell.com/individual-investors-da-prospectuses. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.